Share Capital	12 Months Ended
Dec. 31, 2024
Share Capital [Abstract]
SHARE CAPITAL

NOTE 14 – SHARE CAPITAL

Authorized

The Company has authorized 75,085,700 ordinary shares with a par value of €0.05.

Issuances

On September 22, 2023, the Company announced its initial public offering of 1,000,000 American Depositary Shares (“ADSs”), representing 5,000,000 ordinary shares, at a price of $5.00 per ADS to the public for a total of $5,000,000 of gross proceeds to the Company, before deducting underwriting discounts and offering expenses (the “Offering”). In connection with the Offering, the American Depositary Shares began trading on the Nasdaq Capital Market under the symbol “TURB.” During December 2023, the Company issued 5,000,000 ordinary shares from the initial public offering for proceeds of €3,354,781, net of share offering costs and underwriting cost of €1,350,200.

During December 2022, we issued 50,000,000 ordinary shares (pre-stock split: 2,500,000 shares) for proceeds of €2,500,000, to our parent company, who was also our sole shareholder at that time.

The Company has reflected the issuance of ordinary shares for all periods presented due to their nominal value, relative to the Offering. The Company accounted for the proceeds as share capital in the year ended December 31, 2022. Earnings per share and ordinary shares outstanding have been retroactively reflected to show this issuance from the earliest period reported.

Stock Split

In February 2023, the Company effected a forward stock split of the issued and outstanding ordinary shares on a 20-for-1 basis. We increased our issued and outstanding share capital from 2,504,285 ordinary shares to 50,085,700 ordinary shares. The Commercial Registry of Valencia approved the forward stock split on February 1, 2023. The consolidated financial statements retrospectively reflected the forward stock split.

Issued and outstanding

As of December 31, 2024 and 2023, the total issued and outstanding share capital consisted of 55,085,700 ordinary shares at €2,754,285, all subscribed and paid up.

Restricted Stock Units

On April 5, 2024, the Compensation Committee and the Board of Directors of the Company approved the grant of 1,780,328 Restricted Share Units (RSUs) which can be converted into 356,067 American Depositary Shares (“ADS”) of the Company, representing 1,780,328 Ordinary Shares of the Company, to certain officers, directors and employees of the Company with a vesting date of January 1, 2027. During the year ended December 31, 2024, the Company recorded €103,810 in stock-based compensation expense. The stock-based compensation incurred from RSUs awarded was reported under salaries and benefits – related parties in the statements of operations with share-based payment reserve of €88,247 recognized under reserve in the balance sheets.

The 1,780,328 RSUs were valued at €383,064 based on the price of the Company’s ADS which was €1.08 per ADS on the grant date of April 5, 2024.

A summary of activity regarding the RSUs issued was as follows:

Weighted Average
	Ordinary	Grant Date Fair Value
	Shares	Per Share
Balance, December 31, 2023	-	€-
Granted	1,780,328	0.22
Vested	-	-
Forfeited	-	-
Balance, December 31, 2024	1,780,328	€0.22

As of December 31, 2024, the unrecognized stock-based compensation of €294,817 is expected to be recognized over a weighted -average period of 2.5 years.